                                                                   EXHIBIT 10.10


                                     WARRANT

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF AUGUST 30, 1999, AS AMENDED BY THE AMENDMENT TO STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 14, 1999, AND AS FURTHER AMENDED BY THE SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT DATED AS OF FEBRUARY 8, 2000, BETWEEN FRANKLIN TELECOMMUNICATIONS CORP. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM FRANKLIN TELECOMMUNICATIONS CORP.'S EXECUTIVE OFFICES.

                                                                February 8, 2000

         Warrant to Purchase Shares of Common Stock of Franklin
Telecommunications Corp. (hereinafter this "February Put Warrant"), up to a total number determined in accordance with Section 2(b) hereof.

         Franklin Telecommunications Corp., an entity organized and existing under the laws of the State of California (the "Company"), hereby agrees that Crescent International Ltd. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period (hereinafter defined), up to a total number, determined in accordance with Section 2(b) hereof, of fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to
Section 7 hereof, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 7 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this February Put Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

         Section 1. Definitions.

            "Aggregate Exercise Price" shall mean, with respect to any exercise (in whole or in part) of this February Put Warrant, the Exercise Price multiplied by the total number of shares of Common Stock for which this February Put Warrant is being exercised.

            "Agreement" shall mean the Stock Purchase Agreement, dated as of August 30, 1999, as amended by the Amendment to Stock Purchase Agreement, dated as of September 14, 1999, and as further amended by the Second Amendment to Stock Purchase Agreement, dated as of the date hereof, between the Company and the Investor.

            "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

            "Cash-Out Price" shall mean, with respect to any exercise (in whole or in part) of this February Put Warrant, the product of (x) the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date multiplied by (y) the number of shares of Common Stock for which the Company elects the Cash-Out Option.

            "Exercise Date" shall mean, with respect to any exercise (in whole or in part) of this February Put Warrant, either (i) the date this February Put Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company or (ii) the date a copy of the Exercise Notice is sent by facsimile to the Company, provided that this February Put Warrant, the original Exercise Notice, and the Aggregate Exercise Price are received by the Company within five
(5) Trading Days thereafter, and provided further that if this February Put Warrant, the original Exercise Notice and the Aggregate Exercise Price are not received within five (5) Trading Days in accordance with clause (ii) above, the Exercise Date for this clause (ii) shall be the date this February Put Warrant, the original Exercise Notice and the Aggregate Exercise Price are received by the Company.

            "Exercise Notice" shall mean, with respect to any exercise (in whole or in part) of this February Put Warrant, the exercise form attached hereto as Exhibit A duly executed by the Warrant Holder.

            "Exercise Period" shall mean the period beginning on the Effective Date applicable to the February Put Closing and continuing until the two-year period thereafter; provided that such period shall be extended one day for each day after such Effective Date that the February Put Registration Statement is not effective during the period the February Put Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

            "Exercise Price" as of the date hereof shall mean $0.01 per share of Common Stock, subject to the adjustments provided for in Section 7 of this February Put Warrant.

            "February Put Closing" shall mean the closing of the purchase and sale of 841,515 shares of Common Stock for an investment amount equal to $1,500,000, which occurred on the date hereof, and the issuance of this February Put Warrant.

            "Per Share February Put Warrant Value" shall mean, with respect to any exercise (in whole or in part) of this February Put Warrant, the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date.

            "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of August 30, 1999, as amended by the Amendment to Registration Rights Agreement, dated as of September 14, 1999, and as further amended by the Second Amendment to Registration Rights Agreement, dated as of the date hereof, between the Company and the Investor.

            "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this February Put Warrant.

            Other capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

         Section 2. Exercisability.

            (a) Timing. If the Purchase Price on the Effective Date applicable to the February Put Closing is lower than $1.7825, this February Put Warrant shall become immediately exercisable, subject to clause (c) below.

            (b) Number of Shares. The number of shares of Common Stock for which this February Put Warrant is exercisable (the "February Put Warrant Shares") shall be determined by subtracting (x) the Investment Amount divided by $1.7825 from (y) the Investment Amount divided by the Purchase Price on the Effective Date applicable to the February Put Closing.

            (c) Cash Payment in Lieu of Issuance of Shares. In the event that the Warrant Holder exercises this February Put Warrant (in whole or in part) in accordance with Section 3 hereof, then the Company may, in lieu of issuing shares of Common Stock pursuant to such exercise, pay to the Investor the Cash-Out Price for any or all of the shares of Common Stock purchasable by the Investor through the exercise of this February Put Warrant (such payment, the "Cash-Out Option"). For avoidance of doubt, the Company may elect such Cash-Out Option in the event that, inter alia, the number of February Put Warrant Shares plus the number of February Put Shares exceeds the number of shares registered pursuant to Section 1.1(a) of the Registration Rights Agreement.

            (d) Notice of Cash Payment in Lieu of Issuance of Shares. In the event that the Company elects the Cash-Out Option, the Company shall promptly give notice to the Investor of such election on the Trading Day following surrender of the items described in Section 3(a)(i) or delivery by facsimile of the Exercise Notice described in Section 3(a)(ii). Such notice from the Company shall set forth the number of shares of Common Stock for which the Company elects the Cash-Out Option.

            (e) Method of Cash-Out; Effect of Cash-Out. In the event that the Company elects the Cash-Out Option, then in lieu of delivering stock certificates as provided in Section 5 hereof, the Company shall deliver by wire transfer of immediately available funds, to an account designated by the Investor, as soon as practicable after delivery by the Company of notice of its election of the Cash-Out Option, and in any event within two (2) Trading Days thereafter, the Cash-Out Price for any and all shares of Common Stock for which the Company elects the Cash-Out Option.

         Section 3. Exercise; Cashless Exercise.

            (a) Method of Exercise. This February Put Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by
(i) the surrender of this February Put Warrant, the Exercise Notice and the Aggregate Exercise Price to the Company at the address set forth in Section 12 hereof or (ii) the delivery by facsimile of an executed and completed Exercise Notice to the Company and delivery to the Company within five (5) Trading Days thereafter of this February Put Warrant, the original Exercise Notice and the Aggregate Exercise Price.

            (b) Payment of Aggregate Exercise Price. Subject to paragraph (c) below, payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five (5) Trading Days of such notice. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three (3) Trading Days of both the receipt of such payment and the knowledge of such excess.

            (c) Cashless Exercise. As an alternative to payment of the Aggregate Exercise Price in accordance with Section 3(b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this February Put Warrant for that number of shares of Common Stock determined by (i) multiplying the number of February Put Warrant Shares for which this February Put Warrant is being exercised by the Per Share February Put Warrant Value and
(ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day immediately preceding the Exercise Date.

            (d) Replacement February Put Warrant. In the event that the February Put Warrant is not exercised in full, the number of February Put Warrant Shares shall be reduced by the number of such February Put Warrant Shares for which this February Put Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Warrant Holder a new February Put Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of February Put Warrant Shares.

         Section 4. Ten Percent Limitation. The Warrant Holder may not exercise this February Put Warrant such that the number of February Put Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned by the Warrant Holder would result in the Warrant Holder owning more than 9.9% of all of such Common Stock as would be outstanding on such Exercise Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. As of any date prior to the Exercise Date, the aggregate number of shares of Common Stock into which this February Put

Warrant is exercisable, together with all other shares of Common Stock then beneficially owned (as such term is defined in Rule 13(d) under the Exchange
Act) by such Warrant Holder and its affiliates, shall not exceed 9.9% of the total outstanding shares of Common Stock as of such date.

         Section 5. Delivery of Stock Certificates.

            (a) Subject to the terms and conditions of this February Put Warrant, as soon as practicable after the exercise of this February Put Warrant in full or in part, and in any event within five (5) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable February Put Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States shall also be made within five (5) Trading Days after the exercise of this February Put Warrant in full or in part.

            (b) This February Put Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this February Put Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within five (5) Trading Days.

         Section 6. Representations, Warranties and Covenants of the Company.

            (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this February Put Warrant and the February Put Warrant Shares to the Warrant Holder.

            (b) At all times during the Exercise Period, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

            (c) The February Put Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

            (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this February Put Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as February Put Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as February Put Warrant Shares, and shall accordingly adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in Section 7 hereof.


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

         Section 7. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of February Put Warrant Shares issuable upon exercise of the February Put Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) Reclassification, Consolidation, Merger; Mandatory Share Exchange; Sale, Transfer or Lease of Assets. If the Company, at any time while this February Put Warrant is unexpired and not exercised in full, (i) reclassifies or changes its Outstanding Capital Shares, (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange (x) with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, or (y) as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of this February Put Warrant) or (iii) sells, transfers or leases all or substantially all of its assets, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment by the Warrant Holder of any additional consideration therefor, amend this February Put Warrant or issue a new warrant providing that the Warrant Holder shall have rights not less favorable to the Warrant Holder than those then applicable to this February Put Warrant and to receive upon exercise under such amended February Put Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this February Put Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer by the holder of one share of Common Stock issuable upon exercise of this February Put Warrant had this February Put Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer (without giving effect to the limitation on ownership set forth in Section 4 hereof), and an appropriate provision for the foregoing shall be made by the Company as part of any such event. Such amended February Put Warrant or new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. The provisions of this Section 7(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges, sales, transfers and leases.

            (b) Subdivision or Combination of Shares; Stock Dividends. If the Company, at any time after the Effective Date relating to this February Put Warrant, and while this February Put Warrant is unexpired and not exercised in full, shall (x) subdivide its Common Stock, (y) combine its Common Stock, or (z) pay a dividend in its Capital Shares or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of effecting such subdivision, combination or dividend or other distribution (or if no such record is taken, as of the effective date of such subdivision, combination, dividend or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision, combination, dividend or other distribution by a fraction:

                (i) the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such subdivision, combination, dividend or other distribution, and

                (ii) the denominator of which shall be the total number of Outstanding Capital Shares immediately after such subdivision, combination, dividend or other distribution. The provisions of this subsection (b) shall not apply under any of the circumstances for which an adjustment is made pursuant to subsection (a).


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

            (c) Liquidating Dividends, Etc. If the Company, at any time while this February Put Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) and
(b)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the February Put Warrant in addition to the February Put Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of February Put Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the February Put Warrant (without giving effect to the limitation on ownership set forth in Section 4 hereof), and an appropriate provision therefor shall be made by the Company as part of any such distribution. No further adjustment shall be made following any event that causes a subsequent adjustment in the number of February Put Warrant Shares issuable. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

            (d) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 7, the number of February Put Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of February Put Warrant Shares issuable prior to an adjustment by a fraction:

                (i) the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 7; and

                (ii) the denominator of which shall be the Exercise Price after such adjustment.

            (e) Other Action Affecting Capital Shares. In the event after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action specifically described in any of the foregoing subsections (a) through (c) hereof, inclusive (including, without limitation, a subdivision or combination of Common Stock, or the payment of a dividend in its Capital Shares, or any other distribution in its Capital Shares, between the date hereof and the Effective Date relating to the February Put Warrant Closing), that in the reasonable opinion of the Warrant Holder would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the February Put Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent public accountants shall in good faith determine to be equitable in the circumstances.


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

            (f) Notice of Certain Actions; Notice of Adjustments.

                (i) In the event the Company shall, at a time while this February Put Warrant is unexpired and outstanding, take any action pursuant to subsections (a) through (e) of this Section 7 that may result in an adjustment of the Exercise Price, the Company shall notify the Warrant Holder of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise this February Put Warrant prior to such action becoming effective.

                (ii) Whenever the Exercise Price or number of February Put Warrant Shares shall be adjusted pursuant to Section 7 hereof, the Company shall promptly deliver by facsimile, with the original delivered by express courier service in accordance with Section 12 hereof, a certificate, which shall be signed by the Company's President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of February Put Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment.

         Section 8. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this February Put Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any February Put Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable February Put Warrant Shares on the exercise of this February Put Warrant.

         Section 9. Rights As Stockholder. Prior to exercise of this February Put Warrant and except as provided in Section 7 hereof, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the February Put Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.


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


         Section 10. Replacement of February Put Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the February Put Warrant and, in the case of any such loss, theft or destruction of the February Put Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such February Put Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new February Put Warrant of like tenor.

         Section 11. Restricted Securities.

            (a) Registration or Exemption Required. This February Put Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This February Put Warrant and the February Put Warrant Shares issuable upon exercise of this February Put Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

            (b) Legend. Any replacement February Put Warrants issued pursuant to
Section 2 hereof and any February Put Warrant Shares issued upon exercise hereof, shall bear the following legend:

            "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF August 30, 1999, AS AMENDED BY AN AMENDMENT TO STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 14, 1999, AND AS FURTHER AMENDED BY A SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT DATED AS OF FEBRUARY 8, 2000, BETWEEN Franklin Telecommunications Corp. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM Franklin Telecommunications Corp.'S EXECUTIVE OFFICES."


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
Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

            (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 11(b) has been or shall be placed on the share certificates representing the February Put Warrant Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions" or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 11.

            (d) Assignment. Assuming the conditions of Section 11(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this February Put Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to the Company substantially in the form of the assignment form attached hereto as Exhibit B (the "Assignment Notice"), indicating the person or persons to whom this February Put Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Warrant Holder a February Put Warrant or February Put Warrants of like tenor and terms for the specified number of shares.

            (e) Investor's Compliance. Nothing in this Section 11 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

         Section 12. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (i) upon delivery if hand delivered at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (ii) on the fifth business day after deposit into the mail, if deposited in the mail, registered or certified, return receipt requested, postage prepaid, addressed to the address designated below, (iii) upon delivery if delivered by reputable express courier service to the address designated below, or (iv) upon confirmation of transmission if transmitted by facsimile to the facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses and facsimile numbers for such communications shall be:

         if to the Company:

                           Franklin Telecommunications Corp.
                           733 Lakefield Road
                           Westlake Village, CA  91361
                           Attention: Frank W. Peters
                           Telephone: (805) 373-8688
                           Facsimile: (805) 373-7373


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

         with a copy (which shall not constitute notice) to:

                           Hadden & Zepfel LLP
                           4675 MacArthur Court, Suite 710
                           Newport Beach, CA  92660
                           Attention: Robert J. Zepfel, Esq.
                           Telephone: (949) 752-6100
                           Facsimile: (949) 752-6161

         if to the Investor:

                           Crescent International Ltd.
                           c/o GreenLight (Switzerland) SA
                           84, av Louis-Casai, P.O. Box 42
                           1216 Geneva, Cointrin
                           Switzerland
                           Attention: Mel Craw/Maxi Brezzi
                           Telephone: +41 22 791 72 56
                           Facsimile: +41 22 929 53 94

         with a copy (which shall not constitute notice) to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, NY  10166
                           Attention: Sara Hanks, Esq./Earl S. Zimmerman, Esq.
                           Telephone: (212) 878-8000
                           Facsimile: (212) 878-8375

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 13. Miscellaneous. This February Put Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this February Put Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, this February Put Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



Franklin Telecommunications Corp.


By: /s/ Tom Russell
    ---------------------------------------
    Name:  Tom Russell
    Title: VP - CFO



Attested:


By: /s/ Helen West
    ---------------------------------------
    Name:  Helen West
    Title: Secretary

                      EXHIBIT A TO THE FEBRUARY PUT WARRANT

                                  EXERCISE FORM

                        Franklin Telecommunications Corp.

         The undersigned (the "Registered Holder") hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of Franklin Telecommunications Corp., a corporation organized and existing under the laws of the State of California (the "Company"), evidenced by the attached February Put Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) Y cash or certified check in the amount of $________; (ii) Y wire transfer to the Company's account at __________________, _________, _________ (Account
No.:_________); or (iii) Y ______ February Put Warrant Shares, which represent the amount of February Put Warrant Shares as provided in the attached February Put Warrant to be canceled in connection with such exercise, all in accordance with the conditions and provisions of said February Put Warrant.

         The undersigned requests that stock certificates for such February Put Warrant Shares be issued, and a February Put Warrant representing any unexercised portion hereof be issued, pursuant to this February Put Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:
       ----------------------------------


-----------------------------------------
Signature of Registered Holder


-----------------------------------------
Name of Registered Holder (Print)



-----------------------------------------
Address

                                     NOTICE


         The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached February Put Warrant in every particular, without alteration or enlargement or any change whatsoever.

                      EXHIBIT B TO THE FEBRUARY PUT WARRANT

                                   ASSIGNMENT


         (To be executed by the registered Warrant Holder (the "Registered Holder") desiring to transfer the February Put Warrant, in whole or in part).

         FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached February Put Warrant hereby sells, assigns or transfers unto the person(s) named below (the "Assignee") the right to purchase ______________ shares of the Common Stock of Franklin Telecommunications Corp. evidenced by the attached February Put Warrant and does hereby irrevocably constitute and appoint ______________________ (attorney) to transfer the number of shares specified of the said February Put Warrant on the books of the Company, with full power of substitution in the premises.

         The undersigned requests that such February Put Warrant be issued, and a February Put Warrant representing any unsold, unassigned or non-transferred portion hereof be issued, pursuant to this February Put Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:
      -----------------------------------------


-----------------------------------------------
Signature of Registered Holder


-----------------------------------------------
Name of Registered Holder (Print)



-----------------------------------------------
Address of Registered Holder


-----------------------------------------------
Name of Assignee (Print)




-----------------------------------------------
Address of Assignee (including zip code number)

                                     NOTICE


         The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached February Put Warrant in every particular, without alteration or enlargement or any change whatsoever.





                                      B-2